SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]    Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-12

                        Omega Healthcare Investors, Inc.
                  (Name of Registrant as Specified in Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:____________

(2)  Aggregate number of securities to which transaction applies:_______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________

(4)  Proposed maximum aggregate value of transaction:___________________________

(5)  Total fee paid:____________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

(1)  Amount previously paid:____________________________________________________

(2)  Form, Schedule or Registration Statement No.:______________________________

(3)  Filing party:______________________________________________________________

(4)  Date filed:________________________________________________________________

                        OMEGA HEALTHCARE INVESTORS, INC.
                          9690 DEERECO ROAD, SUITE 100
                            TIMONIUM, MARYLAND 21093
                                 (410) 427-1700
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 2004
                                ----------------

To our Stockholders:

     The Annual Meeting of Stockholders of Omega Healthcare Investors, Inc. ("Omega") will be held at the Holiday Inn Select, Baltimore-North, 2004 Greenspring Drive, Timonium, Maryland on Thursday, June 3, 2004, at 10:00 A.M. EST, for the following purposes:

     1.   To elect two members to our Board of Directors;

     2. To consider and vote upon a proposal to amend our Articles of Incorporation to increase the number of authorized shares of our preferred stock from 10,000,000 to 20,000,000 shares;

     3. To approve the Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The nominees for election as directors are Edward Lowenthal and Stephen D. Plavin, each of whom presently serves as a director of Omega.

     Our Board of Directors has fixed the close of business on April 26, 2004 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting or any adjournments thereof.

     We encourage you to attend the meeting. Whether you are able to attend or not, we urge you to indicate your vote on the enclosed proxy card FOR the election of directors. Please sign, date and return the proxy card promptly in the enclosed envelope. If you attend the meeting, you may vote in person even if you previously have mailed a proxy card.

                                        By order of Omega's Board of Directors,

                                        /s/  C. TAYLOR PICKETT

                                        C. Taylor Pickett
                                        Chief Executive Officer

April __, 2004
Timonium, Maryland



--------------------------------------------------------------------------------

     YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, SO THAT YOUR SHARES ARE PROPERLY VOTED.

     If you hold shares through a broker, bank or other nominee (in "street name"), you may also have the ability to vote by telephone or the Internet in accordance with instructions that will be included with this mailing. In either event, we urge you to vote promptly.

--------------------------------------------------------------------------------

                        OMEGA HEALTHCARE INVESTORS, INC.

                          9690 DEERECO ROAD, SUITE 100
                            TIMONIUM, MARYLAND 21093
                                 (410) 427-1700

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 3, 2004

     The accompanying proxy is solicited by our Board of Directors to be voted at the Annual Meeting of Stockholders to be held at the Holiday Inn Select, Baltimore-North, 2004 Greenspring Drive, Timonium, Maryland at 10:00 A.M. EST on Thursday, June 3, 2004, and any adjournments of the meeting. It is anticipated that this proxy material will be mailed on or about April 30, 2004, to our common stockholders of record on April 26, 2004.

     A copy of our Annual Report for the year ended December 31, 2003, including financial statements, is enclosed.

     A stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with our Secretary (i) a signed instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. A proxy also may be revoked if the person executing the proxy is present at the meeting and elects to vote in person. If the proxy is not revoked, it will be voted by those named in the proxy.

                                VOTING SECURITIES

     As of April 26, 2004, the record date, there were ____________ of outstanding shares of common stock, par value $.10 per share. Each holder of shares of common stock is entitled to one vote per share on all matters properly brought before the Annual Meeting.

                                     VOTING

     The presence at the Annual Meeting of shares representing a majority of the voting power associated with our issued and outstanding common stock will be necessary to establish a quorum for the conduct of business at the Annual Meeting. Under our Bylaws, directors are elected by a plurality of the votes cast at the Annual Meeting. The proposal to amend our Articles of Incorporation to increase the number of shares of authorized and issuable shares of preferred stock must be approved by the affirmative vote of a majority of the shares of issued and outstanding common stock voting together as a class.

     Under Maryland law, the affirmative vote of a majority of all the votes cast at the meeting is required to approve the 2004 Stock Incentive Plan. This means that, assuming a quorum is present, the number of "for" votes cast at the meeting for the proposal must exceed the number of "against" votes cast at the meeting in order for this proposal to be approved. Both "for" votes and "against" votes are counted as votes cast. Neither abstentions nor broker non-votes are treated as votes cast under Maryland law and therefore they have no effect on the outcome. Under the rules of the New York Stock Exchange, two separate thresholds must be met in order for the 2004 Stock Incentive Plan to be approved: (1) the number of "for" votes cast at the meeting for this proposal must be at least a majority of all votes cast (including both "against" votes and abstentions); and (2) the total number of votes cast with respect to this proposal (regardless of whether they are "for" votes, "against" votes or abstentions) must represent more than 50% of all of the shares entitled to vote on the proposal.

     Brokers holding shares in "street name" may vote the shares only if the beneficial owner provides instructions on how to vote. Brokers will provide beneficial owners instructions on how to direct the brokers to vote the shares. The New York Stock Exchange treats "for" votes, "against" votes and abstentions as votes cast, but does not treat "broker non-votes" as votes cast. A so-called "broker non-vote" occurs when a broker, holding stock as nominee, does not receive voting instructions from the beneficial owner. With respect to the election of directors, broker non-votes and the decision to withhold authority to vote for any, or all, of the director nominees named above will have no impact on the outcome of the voting. Because the proposals to amend our Articles of Incorporation and to approve the 2004 Stock Incentive Plan are non-routine matters under New York Stock Exchange rules, brokerage firms, banks and other nominees who hold shares on behalf of their clients in "street name" are not permitted to vote the shares if their clients do not provide instructions (either vote "for", or vote "against" or "abstain") on each of these proposals. Accordingly, if a majority of the shares entitled to vote are recorded as "broker non-votes" on any of these proposals, such proposals will not be approved even if all of the shares voted are "for" votes.


     As of the record date, our directors and executive officers beneficially owned _______ shares of our common stock (representing ___% of the votes entitled to be cast at the meeting).

     There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this proxy statement.

     We urge stockholders to vote promptly either by signing, dating and returning the enclosed proxy card in the enclosed envelope, or for stockholders who own their shares in street name through a broker, in accordance with the telephone or internet voting instructions your broker may include with this mailing.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

DIRECTOR NOMINEES AND VOTING REQUIREMENTS.

     There are currently six members of our Board of Directors. Pursuant to our Articles of Incorporation, the directors have been divided into three groups. At this year's Annual Meeting, two directors will be elected by the holders of our common stock to hold office for a term of three years or, in each case, until their respective successors have been duly elected and qualified.

     Our Board of Directors has nominated Edward Lowenthal and Stephen D. Plavin for election as directors.

     Unless   authority  to  vote  for  the  election  of  directors   has  been
specifically withheld, the persons named in the accompanying proxy card intend to vote FOR the election of the nominees named above to hold office for the terms indicated above or until their respective successors have been duly elected and qualified.

     If any nominee becomes unavailable for any reason (which event is not anticipated), the shares represented by the enclosed proxy may (unless the proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of the proxies. In no event would the proxy be voted for more than two nominees.

INFORMATION REGARDING DIRECTORS

     The following information relates to the nominees for election as directors of Omega and the other persons whose terms as directors continue after this meeting. Individuals not standing for election at the Annual Meeting are presented under the heading "Continuing Directors."

DIRECTOR NOMINEES

                                   YEAR
                                   FIRST
                                   BECAME A                                               TERM TO
               DIRECTORS           DIRECTOR   BUSINESS EXPERIENCE DURING PAST 5 YEARS    EXPIRE IN
-----------------------------------------------------------------------------------------------------
Edward Lowenthal (59).............   1995    Mr.   Lowenthal  is  a  Director  and  has    2004
                                             served in this capacity  since October 17,
                                             1995.  From  January  1997 to March  2002,
                                             Mr.  Lowenthal  served  as  President  and
                                             Chief Executive  Officer of Wellsford Real
                                             Properties,   Inc.   (AMEX:WRP),   a  real
                                             estate merchant bank,  since 1997, and was
                                             President of the  predecessor of Wellsford
                                             Real  Properties,  Inc.  since  1986.  Mr.
                                             Lowenthal  also  serves as a  director  of
                                             REIS,  Inc.  (a  provider  of real  estate
                                             market     information    and    valuation
                                             technology),  Corporate Renaissance Group,
                                             Inc. (a mutual fund),  Equity  Residential
                                             Properties  Trust,  Great Lakes REIT and a
                                             trustee of the Manhattan School of Music.

Stephen D. Plavin (44)............   2000    Mr.  Plavin is a  Director  and has served    2004
                                             in this capacity  since July 17, 2000. Mr.
                                             Plavin  has been Chief  Operating  Officer
                                             of  Capital   Trust,   Inc.,  a  New  York
                                             City-based  mortgage  REIT and  investment
                                             management  company and has served in this
                                             capacity  since  1998.  In this role,  Mr.
                                             Plavin  is  responsible  for  all  of  the
                                             lending,     investing    and    portfolio
                                             management  activities  of Capital  Trust,
                                             Inc.

CONTINUING DIRECTORS

                                   YEAR
                                   FIRST
                                   BECAME A                                               TERM TO
               DIRECTORS           DIRECTOR   BUSINESS EXPERIENCE DURING PAST 5 YEARS    EXPIRE IN
-----------------------------------------------------------------------------------------------------

Bernard J. Korman (72)............   1993    Mr.  Korman is  Chairman  of the Board and    2006
                                             has served in this  capacity  since  March
                                             8, 2004.  Mr.  Korman has been Chairman of
                                             the  Board  of  Trustees  of  Philadelphia
                                             Health  Care Trust,  a private  healthcare
                                             foundation,   since   December   1995  and
                                             Chairman  of the  Board  of The Pep  Boys,
                                             Inc.  since May 28, 2003.  He was formerly
                                             President,  Chief  Executive  Officer  and
                                             Director  of  MEDIQ  Incorporated  (health
                                             care  services)  from  1977 to  1995.  Mr.
                                             Korman   is   also  a   director   of  the
                                             following   public   companies:   The  New
                                             America High Income Fund, Inc.  (financial
                                             services),   The  Pep  Boys,   Inc.  (auto
                                             supplies),   Kramont  Realty  Trust  (real
                                             estate  investment  trust),  and  NutraMax
                                             Products,   Inc.   (consumer  health  care
                                             products).  Mr.  Korman was  previously  a
                                             director of Omega Worldwide, Inc.


Thomas F. Franke (74)...........     1992    Mr.  Franke is a  Director  and has served    2006
                                             in this  capacity  since  March 31,  1992.
                                             Mr.   Franke  is  Chairman  and  principal
                                             owner  of  Cambridge  Partners,  Inc.,  an
                                             owner,    developer    and    manager   of
                                             multifamily  housing  in Grand  Rapids and
                                             Ann  Arbor,   Michigan.  He  is  also  the
                                             principal  owner of a  private  healthcare
                                             firm  operating  in the United  States and
                                             is a  principal  owner of a private  hotel
                                             firm in the  United  Kingdom.  Mr.  Franke
                                             was a founder  and  previously  a director
                                             of Principal  Healthcare  Finance  Limited
                                             and Omega Worldwide, Inc.


Harold J. Kloosterman (62)......     1992    Mr.  Kloosterman  is a  Director  and  has    2005
                                             served in this  capacity  since  September
                                             1,  1992.  Mr.  Kloosterman  has served as
                                             President    since   1985   of   Cambridge
                                             Partners,  Inc.,  a  company  he formed in
                                             1985.   He  has  been   involved   in  the
                                             development  and management of commercial,
                                             apartment  and  condominium   projects  in
                                             Grand  Rapids and Ann Arbor,  Michigan and
                                             in the Chicago area. Mr.  Kloosterman  was
                                             formerly  a  Managing  Director  of  Omega
                                             Capital    from   1986   to   1992.    Mr.
                                             Kloosterman   has  been  involved  in  the
                                             acquisition,  development  and  management
                                             of commercial and  multifamily  properties
                                             since  1978.  He has  also  been a  senior
                                             officer of LaSalle Partners, Inc.


C. Taylor Pickett (42)..........     2002    Mr.   Pickett   is  the  Chief   Executive    2005
                                             Officer  and has  served in this  capacity
                                             since  June 12,  2001.  He has  served  on
                                             the  Board  of  Directors  since  May  30,
                                             2002.  Prior to joining our  company,  Mr.
                                             Pickett   served  as  the  Executive  Vice
                                             President  and  Chief  Financial   Officer
                                             from   January   1998  to  June   2001  of
                                             Integrated   Health   Services,   Inc.,  a
                                             public company  specializing in post-acute
                                             healthcare  services.  He also  served  as
                                             Executive  Vice  President  of Mergers and
                                             Acquisitions  from  May  1997 to  December
                                             1997 of Integrated Health Services.  Prior
                                             to his  roles as Chief  Financial  Officer
                                             and  Executive  Vice  President of Mergers
                                             and  Acquisitions,  Mr.  Pickett served as
                                             the    President   of   Symphony    Health
                                             Services,  Inc.  from  January 1996 to May
                                             1997.  Mr.  Pickett was also  previously a
                                             director of Omega Worldwide, Inc.

                                 RECOMMENDATION

Our Board of Directors unanimously recommends a vote FOR the election of Messrs. Lowenthal and Plavin.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding beneficial ownership of our capital stock as of March 31, 2004:

     o each of our directors and the named executive officers appearing in the table under "Executive Compensation--Compensation of Executive Officers;" and

     o all persons known to us to be the beneficial owner of more than 5% of our outstanding common stock.

        Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws where applicable. The business address of the directors and executive officers is 9690 Deereco Road, Suite 100, Timonium, Maryland 21093.

                                          COMMON STOCK         SERIES A PREFERRED       SERIES B PREFERRED       SERIES D PREFERRED
                                                    PERCENT                PERCENT                  PERCENT                  PERCENT
                                       NUMBER OF       OF     NUMBER OF      OF        NUMBER OF        OF      NUMBER OF       OF
        BENEFICIAL OWNER                SHARES      CLASS(1)   SHARES     CLASS(13)     SHARES     CLASS(14)     SHARES    CLASS(15)
------------------------------------------------------------------------------------------------------------------------------------
C. Taylor Pickett.............        656,518 (2)       1.4%      --           --          --           --          --           --
Daniel J. Booth...............         79,069 (3)       0.2%      --           --          --           --          --           --
R. Lee Crabill, Jr............         91,861 (4)       0.2%      --           --          --           --          --           --
Robert O. Stephenson..........        109,841 (5)       0.2%      --           --          --           --          --           --
Thomas F. Franke..............         67,834 (6)(7)    0.1%   3,400          0.1%      2,000          0.1%         --           --
Harold J. Kloosterman.........        106,594 (8)(9)    0.2%      --           --          --           --          --           --
Bernard J. Korman.............        548,080 (7)       1.2%     200            *       1,300          0.1%         --           --
Edward Lowenthal..............         31,221 (10)        *       --           --         100            *          --           --
Stephen D. Plavin.............         22,853 (11)        *       --           --          --           --          --           --
Directors and executive
officers as a group (9
persons)......................      1,713,871 (12)      3.7%   3,600          0.2%      3,400          0.2%         --           --

5% BENEFICIAL OWNERS:

None

-----------
    *    Less than 0.10%

(1) Based on 46,327,624 shares of our common stock outstanding as of March 31, 2004.

(2) Includes stock options that are exercisable within 60 days to acquire 267,296 shares.

(3) Includes stock options that are exercisable within 60 days to acquire 8,333 shares.

(4) Includes stock options that are exercisable within 60 days to acquire 5,833 shares.

(5) Includes stock options that are exercisable within 60 days to acquire 2,604 shares.

(6) Includes 47,141 shares owned by a family limited liability company (Franke Family LLC) of which Mr. Franke is a member.

(7) Includes stock options that are exercisable within 60 days to acquire 5,000 shares.

(8) Includes shares owned jointly by Mr. Kloosterman and his wife, and 35,206 shares held solely in Mr. Kloosterman's wife's name.

(9) Includes stock options that are exercisable within 60 days to acquire 6,999 shares.

(10) Includes stock options that are exercisable within 60 days to acquire 8,001 shares.

(11) Includes stock options that are exercisable within 60 days to acquire 11,999 shares.

(12) Includes stock options that are exercisable within 60 days to acquire 321,065 shares.

(13) Based on 2,300,000 shares of Series A preferred stock outstanding on March 31, 2004.

(14) Based on 2,000,000 shares of Series B preferred stock outstanding on March 31, 2004.

(15) Based on 4,739,500 shares of Series D preferred stock outstanding on March 31, 2004.


                      DIRECTORS AND OFFICERS OF OUR COMPANY

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     In connection with the sale of Explorer Holdings, L.P.'s ("Explorer") shares of Omega common stock in March 2004, we terminated the Stockholders Agreement with Explorer, pursuant to which Explorer had the right to designate a certain number of directors to our Board. Following the sale of Explorer's shares of Omega common stock, Messrs. Decker, Erickson, Mahowald and McNamara, each of whom were designees of Explorer, resigned from our Board of Directors. As a result of the resignations of the foregoing directors, our Board of Directors reduced the size of our Board from ten members to six and appointed Mr. Korman to serve as the non-executive Chairman of our Board of Directors. Mr. Decker previously served in that capacity.

     The members of our Board of Directors on the date of this proxy statement, and the committees of our Board on which they serve, are identified below.

-------------------------------------------------------------------------------------------------------------
                                                                                           NOMINATING AND
                                                                                              CORPORATE
DIRECTOR                           AUDIT            COMPENSATION          INVESTMENT         GOVERNANCE
                                 COMMITTEE            COMMITTEE           COMMITTEE           COMMITTEE
-------------------------------------------------------------------------------------------------------------
Thomas F. Franke........                                XX                                        X
-------------------------------------------------------------------------------------------------------------
Harold J. Kloosterman...            X                    X                   XX                  XX
-------------------------------------------------------------------------------------------------------------
Bernard J. Korman *.....           XX                    X                   X                    X
-------------------------------------------------------------------------------------------------------------
Edward Lowenthal........                                 X                                        X
-------------------------------------------------------------------------------------------------------------
C. Taylor Pickett.......                                                     X
-------------------------------------------------------------------------------------------------------------
Stephen D. Plavin.......            X                    X                                        X
-------------------------------------------------------------------------------------------------------------

  *     Chairman of the Board
  XX    Chairman of the Committee
  X     Member

     Our Board of Directors held nine meetings during 2003. All members of our Board of Directors attended more than 75% of our Board of Directors or Committee meetings held during 2003. A majority of the members of the Board of Directors meets the New York Stock Exchange listing standards for independence. Each of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meets the New York Stock Exchange listing standards for independence.

AUDIT COMMITTEE

     The Audit Committee met four times in 2003. Its primary function is to assist our Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the financial information to be provided to stockholders and the Securities and Exchange Commission ("SEC"); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Audit Committee selects our company's independent accountants and provides an avenue for communication between the independent accountants, financial management and our Board of Directors. On April__, 2004, our Board of Directors adopted a revised Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix A and will be available on our website at www.omegahealthcare.com.

     Each of the members of the Audit Committee is financially literate, as required of audit committee members by the New York Stock Exchange, and our Board has determined that Mr. Korman is an Audit Committee Financial Expert in accordance with the criteria established by the SEC.

COMPENSATION COMMITTEE

     The   Compensation   Committee   met  four  times   during   2003  and  has
responsibility  for  the  compensation  of  our  key  management  personnel  and administration of our 2000 Stock Incentive Plan and our 1993 Deferred Compensation Plan. The responsibilities of the Compensation Committee are more fully described in its charter, which will be made available on our website.

     On March 26, 2004, our Board of Directors selected the members of the Compensation Committee for the coming year, as shown in the table above.

INDEPENDENT DIRECTORS COMMITTEE

     The Independent Directors Committee met six times during 2003 and has responsibility for passing upon those issues with respect to which a conflict may have existed between us and Explorer. Since Explorer is no longer a related party, the Independent Directors Committee no longer exists as a separate committee. See "Nominating and Corporate Governance Committee" below.

INVESTMENT COMMITTEE

     Our Board of Directors did not have a standing Investment Committee in 2003. On March 26, 2004, our Board of Directors selected members of the Investment Committee for the coming year, as shown in the table above. Its primary function is to assist our Board of Directors in developing strategies in growing our portfolio.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     Our Board of Directors did not have a standing Nominating and Corporate Governance Committee in 2003 and the functions that would typically be performed by this Committee were performed by the entire Board of Directors. On February 18, 2004, our Board of Directors selected members of the Nominating and Corporate Governance Committee for the coming year, as shown in the table above. This Committee identifies potential nominees to our Board of Directors and reviews their qualifications and experience. The process for identifying and evaluating nominees to our Board is initiated by identifying candidates who meet the criteria for selection as a nominee and have the specific qualities or skills being sought based on input from members of our Board and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. Nominees for director are selected based on their depth and breadth of experience, industry experience, financial background, integrity, ability to make independent analytical inquiries and willingness to devote adequate time to director duties, among other criteria. The Committee also develops and implements policies and practices relating to corporate governance.

     The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees as director. Any such nomination should be submitted to the Nominating and Corporate Governance Committee through our Secretary in accordance with the procedures and time frame described in our Bylaws and as set forth under "Stockholder Proposals" below.

COMMUNICATING WITH THE BOARD OF DIRECTORS

     Our Board of Directors provides a process for stockholders to communicate with them. Interested stockholders may contact our directors by writing to them at our headquarters: Omega Healthcare Investors, Inc., 9690 Deereco Road, Suite 100, Timonium, Maryland 21093, or by contacting them through our website at www.omegahealthcare.com. Communications addressed to our Board of Directors will be reviewed by our Secretary or Chief Financial Officer and directed to the appropriate director or directors for their consideration.

CORPORATE GOVERNANCE MATERIALS

     Our Corporate Governance Guidelines, Code of Business Conduct and the charters of the Compensation Committee and Nominating and Corporate Governance Committee will be made available through our website at www.omegahealthcare.com.


COMPENSATION OF DIRECTORS

     For the year ended December 31, 2003, each non-employee director received a cash payment equal to $15,000 per year, payable in quarterly installments of $3,750. Each non-employee director also received a quarterly grant of shares of common stock equal to the number of shares determined by dividing the sum of $3,750 by the fair market value of the common stock on the date of each quarterly grant, currently set at February 15, May 15, August 15, and November
15. At the director's option, the quarterly cash payment of director's fees may be payable in shares of common stock. In addition, each non-employee director was entitled to receive fees equal to $1,500 per meeting for attendance at each regularly scheduled meeting of our Board of Directors. For each teleconference or called special meeting of our Board of Directors, each non-employee director received $1,500 for meetings. In addition, we reimbursed the directors for travel expenses incurred in connection with their duties as directors. Employee directors received no compensation for service as directors.

     Each non-employee director was awarded options with respect to 10,000 shares at the date the plan was adopted or upon their initial election as a director. Each non-employee director is also awarded an additional option grant with respect to 1,000 shares on January 1 of each year they serve as a director. All grants have been and will be at an exercise price equal to 100% of the fair market value of our common stock on the date of the grant. Non-employee director options vest one-third after each year for three years.


                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

     The Compensation Committee (the "Committee") administers our 2000 Stock Incentive Plan and 1993 Deferred Compensation Plan, and has responsibility for other incentive and benefit plans. The Committee determines the compensation of our executive officers and reviews with the Board of Directors all aspects of compensation for our executive officers.

     Historically, our policy and the guidelines followed by the Committee have been directed toward providing compensation to our executive officers in order to achieve the following objectives:

     1)   Assist  in  attracting  and  retaining   talented  and  well-qualified
          executives;

     2)   Reward performance and initiative;

     3)   Be competitive with other healthcare real estate investment trusts;

     4) Be significantly related to accomplishments and our short-term and long-term successes, particularly measured in terms of growth in funds from operations on a per share basis; and

     5) Encourage executives to achieve meaningful levels of ownership of our stock.

     The   following  is  a  discussion   of  each  element  of  our   executive
compensation:

ANNUAL BASE SALARY

     Our approach to base compensation levels has been to offer competitive salaries in comparison with prevailing market practices. The Committee examined market compensation levels and trends in connection with the hiring of the executives during 2001. Additionally, the Committee has also considered the pool of executives who currently are employed in similar positions in public companies, with emphasis on salaries paid by healthcare real estate investment trusts.

     The Committee has evaluated executive officer salary decisions in connection with an annual review and based on input from our Chairman of the Board of Directors and our Chief Executive Officer. In undertaking the annual review, the Committee considered the decision-making responsibilities of each position and the experience, work performance and team-building skills of each incumbent. The Committee has viewed work performance as the single most important measurement factor, followed by team-building skills and decision-making responsibilities.

ANNUAL CASH BONUS

     Our historical compensation practices have embodied the principle that annual cash bonuses should be based primarily on achieving objectives that enhance long-term stockholder value, and that meaningful stock ownership by management, including the grant of stock options in connection with their hiring and as part of our company's rights offering, is desirable in aligning stockholder and management interests.

     The Committee has considered overall company performance and the performance of the specific areas of the company under the incumbent's direct control. It was the Committee's view that this balance supported the accomplishment of overall objectives and rewarded individual contributions by executive officers. Individual annual bonuses for each named executive have been consistent with market practices for positions with comparable decision-making responsibilities.

     In 2003, Mr. Pickett was eligible for a cash bonus of up to 100% of his annual base salary and the other executive officers were eligible for a cash bonus of up to 50% of their annual base salaries. In determining the amount of the annual cash bonuses, the Committee considered a variety of factors, including sustained levels of recurring Funds from Operations, the successful implementation of asset management initiatives, control of expenses and satisfaction of Omega's strategic objectives. Considering these factors, the Committee paid each of the senior executives, including Mr. Pickett, a cash bonus equal to 100.0% of such employee's maximum potential bonus.

LONG TERM INCENTIVES

     In 2003, the Committee did not make any grants under its 2000 Stock Incentive Plan or its 1993 Deferred Compensation Plan.

2003 CHIEF EXECUTIVE OFFICER COMPENSATION

     In connection with retaining the services of Mr. Pickett to act as our Chief Executive Officer, we entered into an Employment Agreement dated June 12, 2001, with Mr. Pickett. The Committee believes that the terms of the Employment Agreement are consistent with the duties and scope of responsibilities assigned to Mr. Pickett as Chief Executive Officer. In order to align Mr. Pickett's interests with the long-term interests of Omega, Mr. Pickett's compensation package includes significant equity-based compensation, including stock options and restricted stock. For a detailed description of the terms of the Employment Agreement see "Compensation and Severance Agreements - C. Taylor Pickett Employment Agreement" below.

        For the fiscal year ended December 31, 2003, the Committee awarded Mr. Pickett an annual cash bonus of $463,500, an amount equal to 100.0% of his potential bonus. This bonus was determined by the Committee substantially in accordance with the policies described above relating to all of our executive officers.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The SEC requires  that this report  comment upon our policy with respect to
Section 162(m) of the Internal Revenue Code. From time to time during 2003, Mr. McNamara recused himself from the Compensation Committee meetings to enable the Committee to qualify as a committee of outside directors as set forth in Section 162(m) of the Internal Revenue Code. Section 162(m) disallows a federal income tax deduction for compensation over $1.0 million to any of the named executive officers unless the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by our stockholders. We did not pay any compensation during 2002 that would be subject to Section 162(m). We believe that, because we qualify as a REIT under the Internal Revenue Code and therefore are not subject to federal income taxes on our income to the extent distributed, the payment of compensation that does not satisfy the requirements of Section 162(m) will not generally affect our net income, although to the extent that compensation does not qualify for deduction under Section 162(m) a larger portion of stockholder distributions may be subject to federal income taxation as dividend income rather than return of capital. We do not believe that Section 162(m) will materially affect the taxability of stockholder distributions, although no assurance can be given in this regard due to the variety of factors that affect the tax position of each stockholder. For these reasons, Section 162(m) does not directly govern the Compensation Committee's compensation policy and practices.

                               Compensation Committee of the Board of Directors

                               /s/ Thomas F. Franke
                               /s/ Harold J. Kloosterman
                               /s/ Bernard J. Korman
                               /s/ Edward Lowenthal
                               /s/ Stephen D. Plavin


COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth, for the years ended December 31, 2003, 2002 and 2001, the compensation for services in all capacities to us of each person who served as chief executive officer during the year ended December 31, 2003 and the four most highly compensated executive officers serving at December 31, 2003.

                                                                                  LONG-TERM COMPENSATION
                                           ANNUAL COMPENSATION                   AWARD(S)               PAYOUTS
                                           -------------------                   -------                -------
                                                                        RESTRICTED      SECURITIES        ALL
                                                                          STOCK         UNDERLYING       LTIP           OTHER
          NAME AND                                                       AWARD(S)        OPTIONS/       PAYOUTS      COMPENSATION
     PRINCIPAL POSITION        YEAR      SALARY($)       BONUS($)          ($)            SARS(#)         ($)           ($)(1)
------------------------------------------------------------------------------------------------------------------------------------

C. Taylor Pickett..........    2003       463,500        463,500             --               --          --            6,000 (1)
Chief Executive Officer        2002       450,000        191,250             --               --          --            6,000 (1)
(from June 12, 2001)           2001       250,673        250,500        116,000 (2)    1,120,000          --               --

Daniel J. Booth............    2003       283,250        141,625             --               --          --            6,000 (1)
Chief Operating Officer        2002       275,000         58,438             --               --          --            4,125 (1)
(from October 15, 2001)        2001        58,349         30,000             --          350,000          --               --

R. Lee Crabill, Jr.........    2003       221,450        110,750             --               --          --            6,000 (1)
Senior Vice President          2002       215,000         45,688             --               --          --           19,285 (4)
(from July 30, 2001)           2001        91,237         45,500             --          245,000          --           21,851 (3)

Robert O. Stephenson.......    2003       221,450        110,750             --               --          --            6,000 (1)
Chief Financial Officer        2002       215,000         45,688             --               --          --            4,300 (1)
(from August 1, 2001)          2001        89,583         45,500             --          325,000          --               --

-----------

(1)  Consists of contributions to our 401(k) Profit-Sharing Plan.

(2) Represents a restricted stock award of 50,000 shares of our common stock to Mr. Pickett on June 12, 2001, which vested on June 12, 2003.

(3)  Represents   compensation  to  Mr.  Crabill  for  reimbursement  of  moving expenses.

(4)  Consists  of   contributions   to  our  401(k)   Profit-Sharing   Plan  and
     compensation to Mr. Crabill for reimbursement of moving expenses.


COMPENSATION AND SEVERANCE AGREEMENTS

C. TAYLOR PICKETT EMPLOYMENT AGREEMENT

     We entered into an employment agreement with C. Taylor Pickett dated as of June 12, 2001, to be our Chief Executive Officer. The term of the agreement expires on June 12, 2005.

     Mr. Pickett's base salary is $450,000 per year, subject to increase by us and provides that he will be eligible for an annual bonus of up to 100% of his base salary based on criteria determined by the Compensation Committee of our Board of Directors. In connection with this employment agreement, we issued Mr. Pickett 50,000 shares of our restricted common stock on June 12, 2001, which vested during 2003. In connection with the employment agreement, Mr. Pickett was granted an incentive stock option to purchase 172,413 shares of our common stock and a nonqualified stock option to purchase 627,587 shares of our common stock. The incentive stock option has vested as to 25% of the shares on December 31, 2002; as to an additional 25% after Mr. Pickett completes two years of service; as to an additional 25% ratably on a monthly basis in 2004; and as to the final 25% ratably on a monthly basis in the first six months of 2005, in each case provided Mr. Pickett continues to work for us on the applicable vesting date. The nonqualified stock option will become vested as to 50% of the shares after Mr. Pickett completes two years of service and will become ratably vested as to the remainder of the shares on a monthly basis over the next 24 months of service following that two year anniversary.

     If we terminate Mr. Pickett's employment without cause, or if he resigns for good reason, he will be entitled to payment of his base salary for a period of 12 months or, if shorter, for the remainder of the term of the agreement. Additionally, Mr. Pickett will be entitled to payment of an amount equal to the bonus paid in the prior year, payable in 12 monthly installments. Mr. Pickett is required to execute a release of claims against us as a condition to the payment of severance benefits. The vesting of Mr. Pickett's options may be subject to acceleration upon the occurrence of certain events such as termination without cause or resignation for good reason and will become fully vested if, within one year following a change of control, he is terminated without cause or resigns for good reason.

     Mr. Pickett is restricted from using any of our confidential information during his employment and for two years thereafter or from using any trade secrets during his employment and for as long thereafter as permitted by applicable law. Mr. Pickett is subject to covenants which prohibit him from competing with us and from soliciting our customers or employees while he is employed by us and for 12 months following his termination of employment.

DANIEL J. BOOTH EMPLOYMENT AGREEMENT

     We entered into an employment agreement with Daniel J. Booth effective as of October 15, 2001, to be our Chief Operating Officer. The term of the agreement expires on January 1, 2006.

     Mr. Booth's base salary is $275,000 per year, subject to increase by us, and he is eligible for an annual bonus of up to 50% of his base salary based on criteria determined by the Compensation Committee. In connection with his employment agreement, Mr. Booth was granted an incentive stock option to purchase 166,666 shares of our common stock and a nonqualified stock option to purchase 83,334 shares of our common stock. The incentive stock option has vested as to 40% of the shares on December 31, 2003; and will vest as to 20% of the shares on each of October 1, 2004, October 1, 2005 and January 1, 2006, and the nonqualified stock option vested on October 1, 2003, provided that Mr. Booth continues to work for us on the applicable vesting date.

     Our agreement with Mr. Booth contains severance and accelerated option vesting provisions similar to those in Mr. Pickett's agreement described above. Mr. Booth is required to execute a release of claims against us as a condition to the payment of severance benefits. He is also subject to restrictions on his use of confidential information and our trade secrets that are the same as those in our agreement with Mr. Pickett described above.

ROBERT O. STEPHENSON EMPLOYMENT AGREEMENT

     We entered into an employment agreement with Robert O. Stephenson effective as of August 30, 2001, to be our Chief Financial Officer. The term of the agreement expires on January 1, 2006.

     Mr. Stephenson's base salary is $215,000 per year, subject to increase by us, and he is eligible for an annual bonus of up to 50% of his base salary based on criteria determined by the Compensation Committee. In connection with his employment agreement, Mr. Stephenson was granted an incentive stock option to purchase 181,155 shares of our common stock and a nonqualified stock option to purchase 18,845 shares of our common stock. The incentive stock option has vested as to 40% of the shares on December 31, 2003; and will vest as to 20% of the shares on each of August 1, 2004, August 1, 2005 and January 1, 2006, and the nonqualified stock option vested on August 1, 2003, provided that Mr. Stephenson continues to work for us on the applicable vesting date.

     Our agreement with Mr. Stephenson contains severance and accelerated option vesting provisions similar to those in Mr. Pickett's agreement described above. Mr. Stephenson is required to execute a release of claims against us as a condition to the payment of severance benefits. He is also subject to restrictions on his use of confidential information and our trade secrets that are the same as those in our agreement with Mr. Pickett described above.

R. LEE CRABILL, JR. EMPLOYMENT AGREEMENT

     We entered into an employment agreement with R. Lee Crabill, Jr. effective as of July 30, 2001, to be our Senior Vice President of Operations. The term of the agreement expires on July 30, 2005.

     Mr. Crabill's base salary is $215,000 per year, subject to increase by us, and he is eligible for an annual bonus of up to 50% of his base salary based on criteria determined by the Compensation Committee. In connection with his employment agreement, Mr. Crabill was granted an incentive stock option to purchase 133,333 shares of our common stock and a nonqualified stock option to purchase 41,667 shares of our common stock. The incentive stock option has vested as to 50% of the shares on December 31, 2003; and will vest as to 25% of the shares on each of August 1, 2004 and August 1, 2005, and the nonqualified stock option will vest as to 50% of the shares after Mr. Crabill completes two years of service and will become ratably vested as to the remainder of the shares on a monthly basis over the next 24 months of service following that two year anniversary, provided Mr. Crabill continues to work for us on the applicable vesting date.

     Our agreement with Mr. Crabill contains severance and accelerated option vesting provisions similar to those in Mr. Pickett's agreement described above. Mr. Crabill is required to execute a release of claims against us as a condition to the payment of severance benefits. He is also subject to restrictions on his use of confidential information and our trade secrets that are the same as those in our agreement with Mr. Pickett described above.

OPTION GRANTS/SAR GRANTS

     There were no options or stock appreciation rights ("SARs") granted to the named executive officers during 2003.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes options and SARs exercised during 2003 and presents the value of unexercised options and SARs held by the named executive officers at December 31, 2003.

                                                              NUMBER OF              VALUE OF
                                                             SECURITIES             UNEXERCISED
                                                             UNDERLYING            IN-THE-MONEY
                               SHARES                        UNEXERCISED          OPTIONS/SARS AT
                              ACQUIRED                    OPTIONS/ SARS AT            FISCAL
                                 ON          VALUE       FISCAL YEAR-END (#)       YEAR-END ($)
                              EXERCISE     REALIZED      UNEXERCISABLE (U)       UNEXERCISABLE (U)
    NAME                         (#)          ($)          EXERCISABLE (E)        EXERCISABLE (E)
----------------------------------------------------------------------------------------------------
C. Taylor Pickett...........   20,000      110,000          468,219(U)          $ 3,157,548(U)
                                   --           --          631,781(E)          $ 4,281,452(E)

Daniel J. Booth.............       --           --          145,833(U)          $   915,331(U)
                                   --           --          204,167(E)          $ 1,283,169(E)

R. Lee Crabill, Jr..........       --           --           98,750(U)          $   619,633(U)
                                   --           --          146,250(E)          $   919,317(E)

Robert O. Stephenson........       --           --          165,985(U)          $  1,067,032(U)
                                   --           --          159,015(E)          $  1,016,968(E)

LONG-TERM INCENTIVE PLAN

     For the period from August 14, 1992, the date of commencement of our operations, through December 31, 2003, we have had no long-term incentive plans.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about all equity awards under our company's 2000 Stock Incentive Plan and 1993 Amended and Restated Stock Option and Restricted Stock Plan as of December 31, 2003.

------------------------------------------------------------------------------------------------------------
                                       (a)                     (b)                         (c)
------------------------------------------------------------------------------------------------------------
                                                                                  Number of securities
                              Number of securities                               remaining available for
                                to be issued upon        Weighted-average         future issuance under
                                   exercise of           exercise price of      equity compensation plans
        Plan category         outstanding options,     outstanding options,       (excluding securities
                               warrants and rights      warrants and rights     reflected in column (a))
------------------------------------------------------------------------------------------------------------
     Equity compensation
      plans approved by
      security holders                     2,282,630                    $3.20                      566,332
------------------------------------------------------------------------------------------------------------
     Equity compensation
    plans not approved by
      security holders                            --                       --                           --
------------------------------------------------------------------------------------------------------------
            Total                          2,282,630                    $3.20                      566,332
------------------------------------------------------------------------------------------------------------

DEFINED BENEFIT OR ACTUARIAL PLAN

     For the period from August 14, 1992, the date of commencement of our operations, through December 31, 2003, we have had no pension plans.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*

Among: Omega Healthcare Investors, Inc.
Hybrid REIT Index**
S&P 500 Index


                                         OHI INDEX  HYBRID REITS S&P INDEX
                                         ---------  ------------ ---------
                                 12/31/98   100         100         100
                                 3/31/99     78          85         105
                                 6/30/99     91          94         112
                                 9/30/99     76          80         105
                                 12/31/99    48          64         121
                                 3/31/00     26          62         124
                                 6/30/00     18          73         121
                                 9/30/00     26          75         119
                                 12/31/00    17          72         110
                                 3/31/01     10          86          97
                                 6/30/01     13         104         103
                                 9/30/01     15         102          88
                                 12/31/01    27         108          97
                                 3/31/02     23         124          97
                                 6/30/02     34         129          84
                                 9/30/02     26         127          70
                                 12/31/02    17         133          76
                                 3/31/03     10         137          73
                                 6/30/03     23         174          84
                                 9/30/03     13         189          87
                                 12/31/03    16         208          79
----------

*    Total return assumes reinvestment of dividends.

** The Hybrid REIT Index is published by National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), Washington, D.C. It is comprised of Hybrid REITs (REITs who both own properties and make loans to real estate owners and operators) traded on the New York Stock Exchange and the American Stock Exchange. A list of those REITs is available by request to us or NAREIT.

     THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE REPORTS OF THE COMPENSATION COMMITTEE AND THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS ABOVE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

    PROPOSAL 2 - PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE
                 NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

     Our Board of Directors has approved, deems advisable and recommends that our stockholders vote in favor of, an amendment to Article IV, Section 1 of the Articles of Incorporation increasing the authorized preferred stock from 10,000,000 to 20,000,000 shares (the "Preferred Stock Amendment"). The full text of the Preferred Stock Amendment is set forth as part of Appendix B and is incorporated by reference.

     We presently have outstanding or reserved for issuance the following series of non-voting preferred stock:

                          Shares         Shares        Liquidation
            Series        Authorized   Outstanding     Preference
      -------------------------------------------------------------
       Series A(1)        3,000,000     2,300,000         $25
       Series B           2,000,000     2,000,000         $25
       Series D           4,739,500     4,739,500         $25

     (1) We have notified holders of our Series A Cumulative Preferred Stock that, effective April 30, 2004, we will redeem such shares at the per share redemption price of $25.00, plus all accrued and unpaid dividends.

     Following the redemption of the Series A Cumulative Preferred Stock on April 30, 2003, we intend to re-classify the 3,000,000 shares of Series A Cumulative Preferred Stock as preferred stock without designation as to class or series, and such shares would be available for designation and issuance in the future.

PURPOSE AND EFFECT OF THE PREFERRED STOCK AMENDMENT

     Our Board of Directors has authority to issue shares of authorized preferred stock in one or more classes or series having such rights and preferences as may be determined by the Board, subject to the limits provided by Maryland law, including dividend rights and rights upon liquidation, and any conversion, redemption, sinking fund or voting rights. No stockholder approval is required for the issuance of authorized shares of preferred stock except to the extent mandated by rules of the New York Stock Exchange or any other exchange on which our common stock is then listed for trading. All shares of preferred stock must be senior to all common stock in the payment of dividends and/or upon liquidation. Holders of preferred stock are not entitled, as a matter of right, to preemptive rights or rights to subscribe for any other of our securities. Prior to the issuance of shares of any class or series, Articles Supplementary establishing the class or series and determining its relative rights and preferences must be filed with the Maryland State Department of Assessments and Taxation as part of an Articles of Amendment to the Articles of Incorporation. If the Preferred Stock Amendment is adopted, it will become effective upon filing of the Articles of Amendment with the Maryland State Department of Assessments and Taxation.

     The ability of our Board of Directors to issue separate classes or series of preferred stock provides flexibility to tailor senior securities in response to terms specifically negotiated by investors. Our Board of Directors wishes to preserve maximum flexibility to issue preferred stock in public offerings, in private transactions with institutional investors or in the acquisition of income-producing properties when the investor wishes to hold a senior security. In order to maintain its status as a real estate investment trust for federal income tax purposes, we are required to distribute 90% of its REIT taxable income. Accordingly, our ability to grow depends on our ability to access external sources of capital at attractive rates. Our Board of Directors believes that our ability to raise capital will be enhanced by having as flexible a capital structure as possible. Our Board of Directors intends to issue preferred stock for the purpose of raising capital and not for the purpose of making a takeover of our company more difficult.

     Our Board of Directors has no present commitments, plans or proposals for the issuance of any shares of preferred stock. Issuance of classes or series of preferred stock could result in one or more of the following detriments:

     o The preferred stock will have priority over the common stock in the payment of dividends and/or liquidating distributions.

     o The issuance of preferred stock bearing preferential dividends, whether at fixed or floating rates, could reduce funds from operations available for distribution to holders of our common stock.

     o Conversion of shares of any class or series of preferred stock that is convertible into our common stock could result in diluting the interests of holders of common stock.

     o In addition, class voting rights (whether granted by the specific terms of the preferred stock or by law) could delay or prevent a change of control of our company.

     The affirmative vote of a majority of the total votes cast on this proposal is required for approval of the proposal to increase the number of authorized shares of preferred stock from 10,000,000 to 20,000,000.

     Our Board of Directors unanimously recommends a vote "FOR" Proposal 2. All proxies solicited by our Board of Directors will be so voted unless stockholders specify in their proxies a contrary choice.

                          PROPOSAL 3 - APPROVAL OF THE
                        OMEGA HEALTHCARE INVESTORS, INC.
                            2004 STOCK INCENTIVE PLAN

     On April ___, 2004, our Board of Directors approved the Omega Healthcare Investors, Inc. 2004 Stock Incentive Plan, the full text of which is set forth as Appendix C and is made a part hereof.

     The 2004 Stock Incentive Plan provides us with increased flexibility to grant equity-based compensation to certain employees, directors and consultants for the purpose of giving them a proprietary interest in our company and providing us with a means to attract and retain key personnel. Our Board of Directors has approved and seeks stockholder approval of the 2004 Stock Incentive Plan. Our Board of Directors has reserved [3,000,000] shares of our common stock for issuance pursuant to awards that may be made under the 2004 Stock Incentive Plan, subject to adjustment as provided therein. Shares of stock as to stock incentives that are forfeited, canceled, expired or terminate are again available for issuance under the 2004 Stock Incentive Plan.

     The following description of the 2004 Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document.

ELIGIBILITY

     Stock  incentives  may  be  granted  to  our  employees,   directors,   and
consultants, or any of our affiliates; provided, however, that an incentive stock option may only be granted to our employees or employees of our subsidiaries.

ADMINISTRATION

     Awards under the 2004 Stock Incentive Plan will be determined by the Compensation Committee of our Board of Directors, the members of which are selected by our Board of Directors.

AWARDS

     The 2004 Stock Incentive Plan permits the Compensation Committee to make awards of shares of our common stock and awards of derivative securities related to the value of our common stock. These discretionary awards may be made on an individual basis, or pursuant to a program approved by the Committee for the benefit of a group of eligible persons.

     The 2004 Stock Incentive Plan permits the Compensation Committee to make awards of a variety of stock incentives, including equity-based incentives, including stock awards, restricted stock units, options to purchase shares of our common stock, stock appreciation rights, phantom shares, dividend equivalent rights and similar rights.

     The 2004 Stock Incentive Plan provides that each non-employee director will receive an initial grant of an option to purchase 10,000 shares when first elected. Annually thereafter, each non-employee director will receive an additional grant of an option to purchase 1,000 shares. Each option granted to a non-employee director will vest on a three-year graded vesting schedule.

     The number of shares of our common stock as to which a stock incentive is granted and to whom any stock incentive is granted shall be determined by the Compensation Committee, subject to the provisions of the 2004 Stock Incentive
Plan. Stock incentives issuable may be made exercisable or settled at such prices and may be made terminable under such terms as are established by the Compensation Committee, to the extent not otherwise inconsistent with the terms of the 2004 Stock Incentive Plan. The Compensation Committee may make the vesting or payment of stock incentives subject to the performance goals. Performance goals may be described in terms of company-wide objectives or in terms of objectives that are related to performance of the division, affiliate, department or function within our company or an affiliate. The performance goals established by the Compensation Committee for any performance period under the 2004 Stock Incentive Plan will consist of one or more of the following:

     o    earnings per share and/or  growth in earnings per share in relation to
          target   objectives,   excluding  the  effect  of   extraordinary   or
          nonrecurring items;

     o operating cash flow and/or growth in operating cash flow in relation to target objectives;

     o    cash available in relation to target objectives;

     o net income and/or growth in net income in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

     o    revenue and/or growth in revenue in relation to target objectives;

     o total shareholder return (measured as the total of the appreciation of and dividends declared on our common stock) in relation to target objectives;

     o    return on invested capital in relation to target objectives;

     o    return on shareholder equity in relation to target objectives;

     o    return on assets in relation to target objectives; and

     o    return on common book equity in relation to target objectives.

     The maximum number of shares of our common stock with respect to which options or stock appreciation rights may be granted during any fiscal year as to any eligible recipient shall not exceed [1,100,000] shares, to the extent required by Section 162(m) of the Internal Revenue Code for the grant to qualify as qualified performance-based compensation.

     Stock incentives generally shall not be transferable or assignable during a holder's lifetime.

OPTIONS

     Options may be made exercisable at a price not less than the fair market value of our common stock on the date that the option is awarded or the last business day preceding. The Compensation Committee shall determine the fair market value of our common stock until such time as our common stock is publicly traded. Except for adjustments in the event of a recapitalization or similar event, the option exercise price may not be reduced after the date of grant of an option and no option may be cancelled or surrendered in exchange for an option with a lower exercise price.

     The Compensation Committee may permit an option exercise price to be paid in cash or by the delivery of previously-owned shares of our common stock, or to be satisfied through a cashless exercise executed through a broker or by having a number of shares of our common stock otherwise issuable at the time of exercise withheld. The 2004 Stock Incentive Plan permits the grant of both incentive and non-qualified stock options.

STOCK APPRECIATION RIGHTS

     Stock appreciation rights may be granted separately or in connection with another stock incentive, and the Compensation Committee may provide that they are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of our common stock or in cash, according to terms established by the Compensation Committee with respect to any particular award.

STOCK AWARDS

     The Compensation Committee may grant shares of our common stock or restricted stock units to a participant, subject to such restrictions and conditions, if any, as the Compensation Committee shall determine.

OTHER STOCK INCENTIVES

     Dividend equivalent rights, performance units, restricted stock units and phantom shares may be granted in such numbers or units and may be subject to such conditions or restrictions as the Compensation Committee shall determine and shall be payable in cash or shares of our common stock, as the Compensation Committee may determine.

     The terms of particular stock incentives may provide that they terminate, among other reasons, upon the holder's termination of employment or other status with respect to our company, upon a specified date, upon the holder's death or disability, or upon the occurrence of a change in control of our company. Stock incentives may also include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. At the Compensation Committee's discretion, stock incentives that are held by an employee who suffers a termination of employment may be cancelled, accelerated, paid or continued, subject to the terms of the applicable stock incentive agreement and to the provisions of the 2004 Stock Incentive Plan.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     The Compensation Committee has not yet made any determination as to which eligible participants will be granted options and dividend equivalent rights under the 2004 Stock Incentive Plan in the future. Consequently, the benefits and or amounts that will be received in the future by the persons or groups shown in the table below pursuant to the 2004 Stock Incentive Plan are not presently determinable.

                                                                                DIVIDEND
                                                   NUMBER OF OPTIONS           EQUIVALENT
NAME AND POSITION                                       GRANTED                  RIGHTS
-----------------------------------------------------------------------------------------------
C. Taylor Pickett, Chief Executive Officer                --                       --
Daniel J. Booth, Chief Operating Officer                  --                       --
R. Lee Crabill,  Jr.,  Senior Vice  President             --                       --
of Operations
Robert O. Stephenson, Chief Financial Officer             --                       --
Executive Group                                           --                       --
Non-Executive Director Group                              --                       --
Non-Executive Officer Employee Group                      --                       --


RECAPITALIZATIONS AND REORGANIZATIONS

     The number of shares of our common stock reserved for issuance in connection with the grant or settlement of stock incentives or to which a stock incentive is subject, as the case may be, and the exercise price of each option are subject to adjustment in the event of any recapitalization of our company or similar event effected without receipt of consideration by us.

     In the event of certain corporate reorganizations, stock incentives may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Compensation Committee, provided such adjustment is not inconsistent with the express terms of the 2004 Stock Incentive Plan or the applicable stock incentive agreement.

AMENDMENT OR TERMINATION

     Although the 2004 Stock Incentive Plan may be amended by our Board of Directors without stockholder approval, our Board of Directors also may condition any such amendment upon stockholder approval if stockholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws.

TAX CONSEQUENCES

     The following discussion outlines generally the federal income tax consequences of participation in the 2004 Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2004 Stock Incentive Plan.

NON-QUALIFIED OPTIONS

     A participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of our common stock on the date the option is exercised over the price paid for our common stock, and we will then be entitled to a corresponding deduction.

     Depending upon the period shares of our common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

INCENTIVE STOCK OPTIONS

     A participant who exercises an incentive stock option will not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells our common stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for our common stock and the amount for which he or she sells our common stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and we will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

     Exercise of an incentive option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

OTHER STOCK INCENTIVES

     A participant will not recognize income upon the grant of certain equity incentives such as a stock appreciation right, dividend equivalent right, performance unit award or phantom share. Generally, at the time a participant receives payment under any equity incentive, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of our common stock received, and we will then be entitled to a corresponding deduction.

     A participant will not be taxed upon the grant of a stock award if such award is not transferable by the participant or is subject to a "substantial risk of forfeiture," as defined in the Internal Revenue Code. However, when the shares of our common stock that are subject to the stock award are transferable by the participant and are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and we will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and we also will be entitled to a corresponding deduction at that time.

     The 2004 Stock Incentive Plan is not qualified under Section 401(a) of the Code.

VOTING REQUIRED FOR APPROVAL

     The affirmative vote of a majority of the outstanding shares of our common stock represented at a meeting at which a quorum is present is required for approval of the 2004 Stock Incentive Plan. Under the rules of the New York Stock Exchange, two separate thresholds must be met in order for the 2004 Stock Incentive Plan to be approved: (1) the number of "for" votes cast at the meeting for this proposal must be at least a majority of all votes cast (including both "against" votes and abstentions); and (2) the total number of votes cast with respect to this proposal (regardless of whether they are "for" votes, "against" votes or abstentions) must represent more than 50% of all of the shares entitled to vote on the proposal. Our Board of Directors has approved the 2004 Stock Incentive Plan and believes it is advisable and in the best interest of our company. Accordingly, our Board of Directors unanimously recommends that the stockholders vote "FOR" the 2004 Stock Incentive Plan.

                             AUDIT COMMITTEE MATTERS

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included with our definitive proxy statement for the 2001 Annual Meeting of Stockholders, which was filed on April 18, 2001 with the Securities and Exchange Commission pursuant to Regulation 14A. The Board of Directors reviews the Audit Committee Charter annually. On April __, 2004, the Board of Directors adopted a revised Audit Committee Charter, a copy of which is attached to this proxy statement as Appendix A and will be available at our website.

     Each of the members of our Audit Committee meets the requirements for independence as defined by the standards of the New York Stock Exchange.

AUDIT COMMITTEE REPORT

     The Audit Committee, with respect to the audit of Omega's 2003 audited consolidated financial statements, reports as follows:

     1) The Audit Committee has reviewed and discussed Omega's 2003 audited consolidated financial statements with the company's management;

     2) The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of Omega's consolidated financial statements;

     3) The Audit Committee has received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from Omega and its related entities) and has discussed with Ernst & Young LLP its independence from Omega; and

     4) Based on reviews and discussions of Omega's 2003 audited consolidated financial statements with management and discussions with Ernst & Young LLP, the Audit Committee recommended to the Board of Directors that Omega's 2003 audited consolidated financial statements be included in the company's Annual Report on Form 10-K.

                                      Audit Committee of the Board of Directors

                                      /s/ Bernard J. Korman
                                      /s/ Harold J. Kloosterman
                                      /s/ Stephen D. Plavin


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

INDEPENDENT AUDITORS

     Ernst & Young LLP audited our financial statements for each of the years ended December 31, 2001, 2002 and 2003. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders at the Annual Meeting. Approval of our independent auditors is not a matter required to be submitted to stockholders.

AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP for professional services rendered to our company for the audit of the company's annual financial statements for fiscal year 2002 and 2003 and the reviews of the financial statements included in the company's Forms 10-Q for fiscal years 2002 and 2003 were approximately $216,000 and $167,000, respectively.

AUDIT RELATED FEES

     There were no fees billed by Ernst & Young LLP for professional services to our company relating to employee benefit audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards for fiscal years 2002 and 2003.

TAX FEES

     The aggregate fees billed by Ernst & Young LLP for professional services to our company relating to tax compliance, tax planning and tax advice taken as a whole were approximately $149,000 and $33,000 for fiscal years 2002 and 2003, respectively.

OTHER FEES

     The aggregate fees billed by Ernst & Young LLP for professional services to our company rendered other than as stated under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees" above for fiscal years 2002 and 2003 were approximately $71,000 and $0, respectively. We reimbursed certain fees and expenses of an investment banking firm selected to act as placement agent in connection with a planned commercial mortgage-backed securities ("CMBS") transaction pursuant to our agreement with the placement agent. In 2002, we were unable to complete the proposed CMBS transaction due to the impact on our operators resulting from reductions in Medicare reimbursement and concerns about potential Medicaid rate reductions. The placement agent engaged the transaction support group based in a different office of Ernst & Young LLP to provide the placement agent with certain procedures agreed upon by Ernst & Young LLP and the placement agent. Among the placement agent expenses that were reimbursed by us were $1.2 million for services provided to the placement agent by Ernst & Young LLP.

DETERMINATION OF AUDITOR INDEPENDENCE

     The Audit Committee has considered the provision of non-audit services by our principal accountants and has determined that the provision of such services was consistent with maintaining the independence of Ernst & Young LLP.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

     The Audit Committee's current practice is to pre-approve all audit services and all permitted non-audit services to be provided to our company by our independent auditor; provided, however pre-approval requirements for non-audit services are not required if all such services: (1) do not aggregate to more than five percent of total revenues paid by us to our accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.


                              STOCKHOLDER PROPOSALS

     January 1, 2005 is the date by which proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting.

     In addition, our Bylaws provide that in order for business to be brought before the Annual Meeting, a stockholder must deliver or mail written notice to our Secretary at our principal executive office not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's Annual Meeting, provided, however, that if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice must be delivered not more than 90 days prior to such Annual Meeting nor less than 60 days prior to such Annual Meeting or if later, not later than the close of business on the tenth day following the day on which the date of such meeting is publicly announced. The notice must state the stockholder's name, address, class and number of shares of our stock and briefly describe the business to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of the stockholder and of the beneficial owner, if any, on whose behalf the proposal is made. If the stockholder intends to nominate a candidate for election as a director, in addition to the requirements set forth above, the notice should include the name of the nominee for election as a director, the age of the nominee, the nominee's business address and experience during the past five years, the number of shares of our stock beneficially held by the nominee, and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. The notice must also include a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person pursuant to which the nominations are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person named in the notice, and the consent of the nominee to serve as a director.

                                  ANNUAL REPORT

     A copy of our annual report for the year ended December 31, 2003 accompanies this proxy statement and is incorporated herein by reference. Additional copies may be obtained by writing to Robert O. Stephenson at our principal executive offices, at the address set forth below.

     A copy of our annual report on Form 10-K will be provided, without charge, upon written request addressed to Mr. Stephenson at our principal executive offices at 9690 Deereco Road, Suite 100, Timonium, Maryland 21093.

     Our annual report to stockholders and Form 10-K are also available on our website at www.omegahealthcare.com.


                            EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by us. In addition to use of the mails, proxies may be solicited by our directors, officers and regular employees of Omega personally and by telephone, telex or facsimile. We may reimburse persons holding shares in their own names or in the names of the nominees for expenses such persons incur in obtaining instructions from beneficial owners of such shares. We have also engaged Georgeson Shareholder Communications, Inc. to solicit proxies for a fee not to exceed $10,000, plus out-of-pocket expenses.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To our knowledge, all filings required under Section 16 of the Securities Exchange Act of 1934 were made on a timely basis.

                                  OTHER MATTERS

The Board of Directors knows of no other business that may be validly presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on said matters in accordance with their best judgment.


                                         /s/ C. TAYLOR PICKETT
                                             Chief Executive Officer


April __, 2004
Timonium, Maryland

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER
                        OMEGA HEALTHCARE INVESTORS, INC.
                                 APRIL __, 2004


                                   I. PURPOSE

     The Board of Directors (the "Board") of Omega Healthcare Investors, Inc. (the "Company") has established the Audit Committee (the "Committee") to assist the Board in fulfilling its oversight responsibilities of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

                                 II. COMPOSITION

     The Committee will be comprised of at least three members of the Board. Each member will be both independent and financially literate. The Board must determine that at least one member has the level of accounting and financial expertise as required by the applicable rules and regulations of the principal trading market for the Company's common stock. Each member will be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member's independence.

     No committee member will simultaneously serve on the audit committees of more than three public companies unless the Board affirmatively determines that such simultaneous service would not impair the ability of such member to serve on the Committee. The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders.

                              III. RESPONSIBILITIES

     A. SCOPE OF RESPONSIBILITY AND AUTHORITY. The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. The Committee will be directly responsible for the appointment and dismissal, compensation and oversight of the Company's independent auditors and may not delegate such responsibilities to others. The Committee does not prepare financial statements on behalf of the Company or perform the Company's audits, and its members are not the Company's auditors and do not certify the Company's financial statements. These functions are performed by the Company's management and independent auditors.

     The Committee may retain (and determine and receive from the Company the appropriate funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others.

     In addition to the matters set forth herein, the Committee will perform such other functions as required by law, the Company's Articles of Incorporation or Bylaws, or the Board.

     B. RESPONSIBILITIES AND DUTIES. The Committee will meet at least four times a year, with authority to convene additional meetings as circumstances require.

     In carrying out its oversight responsibilities, the Committee will:

     1. Meet at the request of the Chief Financial Officer or the independent auditors and will meet at least once every quarter or more frequently as circumstances dictate.

     2. Meet separately, periodically with (a) management, (b) the Company's internal auditors (whether in-house or out-sourced), and (c) the Company's independent auditors to discuss issues and concerns warranting Committee attention.

     3. Recommend to the Board whether the Company's financial statements should be included in the Company's annual report on Form 10-K.

     4. Prepare the Committee report to be included in the Company's annual proxy statement.

     5.   Review and discuss with  management  the policies and  guidelines  for
          earnings  press  releases  and  financial   information  and  earnings
          guidance provided to analysts and ratings agencies.

     6. Review and discuss with management the policies and guidelines for risk assessment and management.

     7.   Report its actions to the Board.

     C. RELATIONSHIPS WITH INDEPENDENT AUDITORS. In order to retain independent auditors to review the records and accounts of the Company, the Committee will:

     1. Have the sole authority to appoint, retain, compensate, evaluate and terminate the independent auditors to conduct Company audits or to perform permissible non-audit services, with the independent auditors ultimately accountable to the Committee with respect to audit and related work.

     2. Review the independent auditors' scope and audit plan prior to the commencement of the audit.

     3. Pre-approve any services to be performed by the independent auditors, or establish policies pursuant to which services to be performed by the independent auditor will be preapproved.

     4. Determine the scope of the audit and the associated fees to be paid to the independent auditors (for both audit and permissible non-audit work).

     5.   Discuss  with the  independent  auditors  any  relationships  that may
          affect  the  auditors'   independence  and  confirm  and  oversee  the
          independence of the auditors.

     6. Pre-approve the Company's hiring of any employees or former employees of the independent auditors or establish policies with respect to any such hiring.

     7. Obtain and review annually a report by the independent auditors describing (a) the auditing firm's internal quality control procedures, (b) any material issues raised by its most recent quality control review, or peer review, or any inquiry or investigation within the preceding five years and steps taken to resolve those issues, and
          (c) all relationships between the independent auditors and the Company.

     In its review of the independent auditors, the Committee will direct the independent auditors to provide the Committee with timely reports of:

     (a)  all critical accounting policies and practices,

     (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm, and

     (c) other material written communications between the independent auditors and management.

     D. COMPANY FINANCIAL STATEMENTS. Prior to the release or filing of the Company's financial statements, the Committee will review with management and the independent auditors the Company's annual and quarterly financial statements and related footnotes as well as disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Committee will also review at least annually:

     1. With the independent auditors and management, their processes for assessment of material misstatements, identification of the notable risk areas, and their response to those risks.

     2. The independent auditors' qualitative judgment about the quality, not just the acceptability, of accounting principles, use of estimates, bases for determining the amounts of estimates, and financial disclosures.

     3. With the independent auditors any significant difficulties or disputes with management encountered during the course of the audit, including management's response.

     4. With the independent auditors the management letter provided by the independent auditors and the Company's response.

     5. Any financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company and their related risks.

     6. With management and the independent auditors the effect of regulatory and accounting initiatives as well as accounting principles and their alternatives that have a significant effect on the Company's financial statements.

     7. Any transactions or courses of dealing with parties related to the Company.

     8. Any other matters related to the annual Company audit, including those matters that are required to be communicated to the Committee under applicable law and generally accepted auditing standards.

     E. OVERSIGHT OF CORPORATE COMPLIANCE FUNCTION. The Committee will:

     1.   Establish   procedures   whereby  employees  can   confidentially  and
          anonymously submit to the Committee concerns or issues regarding the Company's accounting or auditing matters.

     2. Establish procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters, including their controls.

     3. Discuss with the independent auditors whether they believe or have any reason to believe that an illegal act has occurred, regardless of whether they believe it will materially affect the Company's financial statements.

     4. Review any transactions with related parties and the procedures used to identify related parties.

     5. Perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

     F. AUDIT COMMITTEE FORMALITIES AND CHARTER. The Committee will:

     1. Review and reassess annually the adequacy of this Charter and recommend any changes to the Board.

     2. Report periodically to the Board on the Committee's activities and findings, including any issues regarding the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors or the performance of the internal auditors.

     3.   Cause appropriate minutes of the Committee's meetings to be kept.

                                                                      APPENDIX B

                        OMEGA HEALTHCARE INVESTORS, INC.

                              ARTICLES OF AMENDMENT


     OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation having its principal Maryland office at 9690 Deereco Road, Suite 100, Timonium, Maryland 21093 (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The board of directors of the Company, at a meeting duly convened and held on April __, 2004, adopted a resolution in which it was set forth the following amendment to the charter of the Company (the "Charter"), declaring that said amendment to the Charter was advisable and directing that it be submitted for action thereon at a meeting of the stockholders of the Company to be held on June 3, 2004.

     SECOND: Notice setting forth the aforesaid amendment of the Charter and stating that a purpose of the meeting of the stockholders would be to take action therein, was given as required by law to all stockholders entitled to vote thereon. The amendment of the Charter of the Company as hereinafter set forth was approved by the stockholders of the Company at said meeting by the affirmative vote required by law and the Charter.

     THIRD: The Charter is hereby amended by striking out Section 1 of Article IV in its entirety and inserting in lieu thereof the following:

                                   ARTICLE IV

                                  CAPITAL STOCK

     SECTION 1. The total number of shares of capital stock which the corporation shall have authority to issue is One Hundred Twenty Million (120,000,000) of which One Hundred Million (100,000,000) shall be shares of Common Stock having a par value of $.10 per share and Twenty Million (20,000,000) shall be shares of Preferred Stock having a par value of $1.00 per share. The aggregate par value of all said shares shall be Thirty Million Dollars ($30,000,000). Prior to the increase, the aggregate par value of all said shares was Twenty Million Dollars ($20,000,000).

     FOURTH: (a) The total number of shares of all classes of stock of the Company heretofore authorized, and the number and par value of the shares of each class, were as follows:

               ------------------------------ ------------------------

                       Common Stock                  Par Value
               ------------------------------ ------------------------

                        100,000,000               $.10 per share

               ------------------------------ ------------------------

                      Preferred Stock                Par Value
               ------------------------------ ------------------------

                        10,000,000                $1.00 per share
               ------------------------------ ------------------------


     (b) The total number of shares of all classes of stock of the Company as increased, and the number and par value of the shares of each class, are as follows:

               ------------------------------ ------------------------

                       Common Stock                  Par Value
               ------------------------------ ------------------------

                        100,000,000               $.10 per share

               ------------------------------ ------------------------

                      Preferred Stock                Par Value
               ------------------------------ ------------------------

                        20,000,000                $1.00 per share
               ------------------------------ ------------------------


     (c) The aggregate par value of all shares of all classes of stock of the Company heretofore authorized was $20,000,000. The aggregate par value of all shares of all classes of stock as increased by this amendment is $30,000,000. This amendment has the effect of increasing the aggregate par value of all shares of all classes of stock of the Company by $10,000,000.

     FIFTH: The undersigned Chief Executive Officer of the Company acknowledges the Articles of Amendment to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer of the Company acknowledges that to the best of his or her knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ___ day of June, 2004.




      ATTEST                                  OMEGA HEALTHCARE INVESTORS, INC.


      By:  /s/ DANIEL J. BOOTH                By:  /s/  C. TAYLOR PICKETT
               Daniel J. Booth                          C. Taylor Pickett
               Secretary                                Chief Executive Officer

                                                                      APPENDIX C


                        OMEGA HEALTHCARE INVESTORS, INC.
                            2004 STOCK INCENTIVE PLAN

                        OMEGA HEALTHCARE INVESTORS, INC.
                            2004 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

SECTION I.  DEFINITIONS...................................................1

   1.1    DEFINITIONS.....................................................1

SECTION 2  THE STOCK INCENTIVE PLAN.......................................3

   2.1    PURPOSE OF THE PLAN.............................................3
   2.2    STOCK SUBJECT TO THE PLAN.......................................3
   2.3    ADMINISTRATION OF THE PLAN......................................4
   2.4    ELIGIBILITY AND LIMITS..........................................4
   2.5    NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS.......................4

SECTION 3  TERMS OF STOCK INCENTIVES......................................4

   3.1    TERMS AND CONDITIONS OF ALL STOCK INCENTIVES....................4
   3.2    TERMS AND CONDITIONS OF OPTIONS.................................5
        (a)    Option Price...............................................5
        (b)    Option Term................................................5
        (c)    Payment....................................................5
        (d)    Conditions to the Exercise of an Option....................6
        (e)    Termination of Incentive Stock Option......................6
        (f)    Special Provisions for Certain Substitute Options..........6
   3.3    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS...............6
        (a)    Settlement.................................................6
        (b)    Conditions to Exercise.....................................6
   3.4    TERMS AND CONDITIONS OF STOCK AWARDS............................6
   3.5    TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS..............7
        (a)    Payment....................................................7
        (b)    Conditions to Payment......................................7
   3.6    TERMS AND CONDITIONS OF PERFORMANCE UNIT AWARDS.................7
        (a)    Payment....................................................7
        (b)    Conditions to Payment......................................7
   3.7    TERMS AND CONDITIONS OF PHANTOM SHARES..........................7
        (a)    Payment....................................................7
        (b)    Conditions to Payment......................................7
   3.8  TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS....................7
        (a)    Payment....................................................7
        (b)    Conditions to Payment......................................8
   3.9  TREATMENT OF AWARDS UPON TERMINATION OF EMPLOYMENT................8

SECTION 4  RESTRICTIONS ON STOCK..........................................8

   4.1    ESCROW OF SHARES................................................8
   4.2    RESTRICTIONS ON TRANSFER........................................8

SECTION 5  GENERAL PROVISIONS.............................................8

   5.1    WITHHOLDING.....................................................8
   5.2    CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION..................9
   5.3    CASH AWARDS.....................................................9
   5.4    COMPLIANCE WITH CODE............................................9
   5.5    RIGHT TO TERMINATE EMPLOYMENT...................................9
   5.6    NON-ALIENATION OF BENEFITS......................................9
   5.7    RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS............9
   5.8    LISTING AND LEGAL COMPLIANCE...................................10
   5.9    TERMINATION AND AMENDMENT OF THE PLAN..........................10
   5.10   STOCKHOLDER APPROVAL...........................................10
   5.11   CHOICE OF LAW..................................................10
   5.12   EFFECTIVE DATE OF PLAN.........................................10

                        OMEGA HEALTHCARE INVESTORS, INC.
                            2004 STOCK INCENTIVE PLAN


                             SECTION I. DEFINITIONS

     1.1 Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

          (a)  "Affiliate" means:

               (1)  Any Subsidiary or Parent,

               (2) An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company, or

               (3) Any entity in which the Company has such a significant interest that the Company determines it should be deemed an "Affiliate," as determined in the sole discretion of the Company.

          (b)  "Board of Directors" means the board of directors of the Company.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Compensation Committee of the Board of Directors.

          (e) "Company" means Omega Healthcare Investors, Inc., a Maryland corporation.

          (f) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

          (g) "Dividend Equivalent Rights" means certain rights to receive cash payments as described in Section 3.5.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (i)  "Fair Market Value" with regard to a date means:

               (1) the price at which Stock shall have been sold on that date or the last trading date prior to that date as reported by the national securities exchange selected by the Committee on which the shares of Stock are then actively traded or, if applicable, as reported by the NASDAQ Stock Market.

               (2) if such market information is not published on a regular basis, the price of Stock in the over-the-counter market on that date or the last business day prior to that date as reported by the NASDAQ Stock Market or, if not so reported, by a generally accepted reporting service.

               (3) if Stock is not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal.

     For purposes of Paragraphs (1), (2), or (3) above, the Committee may use the closing price as of the applicable date, the average of the high and low prices as of the applicable date or for a period certain ending on such date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value.

          (j) "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

          (k) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

          (l) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

          (m) "Non-Qualified Stock Option" means a stock option that is not an Incentive Stock Option.

          (n) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations and rulings thereunder.

          (o) "Participant" means an individual who receives a Stock Incentive hereunder.

          (p) "Performance Goals" means the measurable performance objectives, if any, established by the Committee for a Performance Period that are to be achieved with respect to a Stock Incentive granted to a Participant under the Plan. Performance Goals may be described in terms of Company-wide objectives or in terms of objectives that are related to performance of the division, Affiliate, department or function within the Company or an Affiliate in which the Participant receiving the Stock Incentive is employed or on which the Participant's efforts have the most influence. The achievement of the Performance Goals established by the Committee for any Performance Period will be determined without regard to the effect on such Performance Goals of any acquisition or disposition by the Company of a trade or business, or of substantially all of the assets of a trade or business, during the Performance Period and without regard to any change in accounting standards by the Financial Accounting Standards Board or any successor entity. The Performance Goals established by the Committee for any Performance Period under the Plan will consist of one or more of the following:

               (1) earnings per share and/or growth in earnings per share in relation to target objectives, excluding the effect of extraordinary or nonrecurring items;

               (2) operating cash flow and/or growth in operating cash flow in relation to target objectives;

               (3)  cash available in relation to target objectives;

               (4)  net income and/or growth in net income in relation to target
                    objectives,   excluding  the  effect  of   extraordinary  or
                    nonrecurring items;

               (5) revenue and/or growth in revenue in relation to target objectives;

               (6) total shareholder return (measured as the total of the appreciation of and dividends declared on the Common Stock) in relation to target objectives;

               (7)  return on invested capital in relation to target objectives;

               (8)  return  on   shareholder   equity  in   relation  to  target
                    objectives;

               (9)  return on assets in relation to target objectives; and

               (10) return  on  common   book   equity  in  relation  to  target
                    objectives

     If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Performance Goals are no longer suitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, with respect to a period as the Committee deems appropriate and equitable, except where such action would result in the loss of the otherwise available exemption of the Stock Incentive under Section 162(m) of the Code. In such case, the Committee will not make any modification of the Performance Goals or minimum acceptable level of achievement.

          (q) "Performance Period" means, with respect to a Stock Incentive, a period of time within which the Performance Goals relating to such Stock Incentive are to be measured. The Performance Period will be established by the Committee at the time the Stock Incentive is granted.

          (r) "Performance Unit Award" refers to a performance unit award as described in Section 3.6.

          (s)  "Phantom Shares" refers to the rights described in Section 3.7.

          (t) "Plan" means the Omega Healthcare Investors, Inc. 2000 Stock Incentive Plan.

          (u) "Restricted Stock Unit" refers to the rights described in Section 3.8.

          (v)  "Stock" means Company's common stock.

          (w) "Stock Appreciation Right" means a stock appreciation right described in Section 3.3.

          (x)  "Stock Award" means a stock award described in Section 3.4.

          (y) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

          (z) "Stock Incentive Program" means a written program established by the Committee, pursuant to which Stock Incentives are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

          (aa) "Stock Incentives" means, collectively, Dividend Equivalent Rights, Incentive Stock Options, Non-Qualified Stock Options, Phantom Shares, Stock Appreciation Rights and Stock Awards, Performance Unit Awards and Restricted Stock Units.

          (bb) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A "Subsidiary" shall include any entity other than a corporation to the extent permissible under Section 424(f) or regulations or rulings thereunder.

          (cc) "Termination   of  Employment"   means  the  termination  of  the
               employee-employer relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.


                       SECTION 2 THE STOCK INCENTIVE PLAN

     2.1 Purpose of the Plan. The Plan is intended to (a) provide incentive to officers, employees, directors and consultants of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and
(c) provide a means of obtaining, rewarding and retaining officers, employees, directors, and consultants.

     2.2 Stock Subject to the Plan.  Subject to  adjustment  in accordance  with
Section 5.2, three million (3,000,000) shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance upon exercise or payment pursuant to Stock Incentives. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan.

     2.3 Administration of the Plan. The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, key employees, directors and consultants of the Company or its Affiliates to whom Stock Incentives will be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions are final and binding on all Participants.

     2.4 Eligibility and Limits. Stock Incentives may be granted only to officers, employees, directors, and consultants of the Company, or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as at the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Non-Qualified Stock Option(s).

     2.5 Non-Employee Director Stock Option Grants. A Non-Qualified Stock Option with respect to 10,000 shares of Stock shall be granted to each non-employee director as of the date he is first elected as a non-employee director of the Company. An additional Non-Qualified Stock Option with respect to 1,000 shares of Stock shall be granted to each non-employee director of the Company as of each January 1 following the initial grant. Each Stock Option granted to a non-employee director will vest with respect to 1/3 of the grant on the first anniversary of the grant, with respect to an additional 1/3 of the grant on the second anniversary of the grant, and with respect to the final 1/3 on the third anniversary of the grant; provided that an Optionee will cease to vest when he or she ceases to provide services to the Company as an employee, consultant, or director.

     The existence of the preceding formula grants shall not be construed to preclude further grants of Options or other Stock Incentives to non-employee directors of the Company.


                       SECTION 3 TERMS OF STOCK INCENTIVES

     3.1 Terms and Conditions of All Stock Incentives.

          (a) The number of shares of Stock as to which a Stock Incentive may be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits on Options and Stock Appreciation Rights in the following sentence. On such date as required by Section 162(m) of the Code and the regulations thereunder for compensation to be treated as qualified performance based compensation, the maximum number of shares of Stock with respect to which Options or Stock Appreciation Rights may be granted during any calendar year period to any employee may not exceed 1,100,000. If, after grant, an Option is cancelled, the cancelled Option shall continue to be counted against the maximum number of shares for which options may be granted to an employee as described in this Section 3.1. If, after grant, the exercise price of an Option is reduced or the base amount on which a Stock Appreciation Right is calculated is reduced, the transaction shall be treated as the cancellation of the Option or the Stock Appreciation Right, as applicable, and the grant of a new Option or Stock Appreciation Right, as applicable. If an Option or Stock Appreciation Right is deemed to be cancelled as described in the preceding sentence, the Option or Stock Appreciation Right that is deemed to be canceled and the Option or Stock Appreciation Right that is deemed to be granted shall both be counted against the maximum number of shares for which Options or Stock Appreciation Rights may be granted to an employee as described in this Section 3.1.

          (b) Each Stock Incentive will either be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the
               Stock Incentive, or be made subject to the terms of a Stock Incentive Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals that must be achieved as a condition to vesting or payment of the Stock Incentive. Each Stock Incentive Agreement or Stock Incentive Program is subject to the terms of the Plan and any provisions contained in the Stock Incentive Agreement or Stock Incentive Program that are inconsistent with the Plan are null and void.

          (c) The date a Stock Incentive is granted will be the date on which the Committee has approved the terms and conditions of the Stock Incentive and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive, and has taken all such other actions necessary to complete the grant of the Stock Incentive.

          (d) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement or Stock Incentive Program.

          (e) Stock Incentives are not transferable or assignable except by will or by the laws of descent and distribution and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed, by the successor in interest determined under the Participant's will; provided, however, that the Committee may waive any of the provisions of this Section or provide otherwise as to any Stock Incentives other than Incentive Stock Options.

          (f) The Committee may establish rules and procedures to permit a holder of a Stock Incentive to defer recognition of taxable income upon the exercise or vesting of a Stock Incentive.

     3.2 Terms and Conditions of Options. Each Option granted under the Plan must be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Non-Qualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

          (a)  Option Price.  Subject to  adjustment in accordance  with Section
               5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option must be as set forth in the applicable Stock Incentive Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted. Except for adjustments as contemplated by Section 5.2 hereof, in no event will the Exercise Price per share of Stock of any Option be reduced after the date of grant of the Option and no Option may be cancelled or surrendered in exchange for an Option with a lower Exercise Price per share of Stock. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than 110% of the Fair Market Value on the date the Option is granted.

          (b) Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Non-Qualified Stock Option must be as specified in the applicable Stock Incentive Agreement.

          (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock Incentive Agreement provides:

               (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

               (2)  in a cashless exercise through a broker; or

               (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

     In its discretion, and except to the extent precluded by the Sarbanes-Oxley Act of 2002, as amended, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an option until full payment has been made by the Participant. The holder of an Option, as such, has none of the rights of a stockholder.

          (d) Conditions to the Exercise of an Option. Each Option granted under the Plan is exercisable by the Participant or any other designated person, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control as defined in the Stock Incentive Agreement and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Stock Incentive Agreement to the contrary.

          (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Non-Qualified Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

          (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

     3.3 Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by a Stock Incentive Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (2) a specified or determinable price which, in the case of a Stock Appreciation Right granted in connection with an Option, may not be less than the Exercise Price for that number of shares subject to that Option. A Stock Appreciation Right granted in connection with a Stock Incentive may only be exercised to the extent that the related Stock Incentive has not been exercised, paid or otherwise settled.

          (a) Settlement. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

     3.4 Terms and Conditions of Stock Awards. The number of shares of Stock subject to a Stock Award and restrictions or conditions on such shares, if any, will be as the Committee determines, and the certificate for such shares will bear evidence of any restrictions or conditions. Subsequent to the date of the grant of the Stock Award, the Committee has the power to permit, in its discretion, an acceleration of the expiration of an applicable restriction period with respect to any part or all of the shares of Stock awarded to a Participant. The Committee may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the shares of Stock awarded determined at the date of grant in exchange for the grant of a Stock Award or may grant a Stock Award without the requirement of a cash payment.

     3.5 Terms and Conditions of Dividend Equivalent Rights. A Dividend Equivalent Right entitles the Participant to receive payments from the Company in an amount determined by reference to any cash dividends paid on a specified number of shares of Stock to Company stockholders of record during the period such rights are effective. The Committee may impose such restrictions and conditions on any Dividend Equivalent Right as the Committee in its discretion shall determine, including the date any such right shall terminate and may reserve the right to terminate, amend or suspend any such right at any time.

          (a) Payment. Payment in respect of a Dividend Equivalent Right may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment. Each Dividend Equivalent Right granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Dividend Equivalent Right, the Committee, at any time before complete termination of such Dividend Equivalent Right, may accelerate the time or times at which such Dividend Equivalent Right may be paid in whole or in part.

     3.6 Terms and Conditions of Performance Unit Awards. A Performance Unit Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee. At the time of the grant, the Committee must determine the base value of each unit, the number of units subject to a Performance Unit Award, and the Performance Goals applicable to the determination of the ultimate payment value of the Performance Unit Award. The Committee may provide for an alternate base value for each unit under certain specified conditions.

          (a) Payment. Payment in respect of Performance Unit Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment. Each Performance Unit Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Performance Unit Award, the Committee, at any time before complete termination of such Performance Unit Award, may accelerate the time or times at which such Performance Unit Award may be paid in whole or in part.

     3.7 Terms and Conditions of Phantom Shares. Phantom Shares shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of the Fair Market Value of a specified number of shares of Stock at the end of a specified period. At the time of the grant, the Committee will determine the factors which will govern the portion of the phantom shares so payable, including, at the discretion of the Committee, any performance criteria that must be satisfied as a condition to payment. Phantom Share awards containing performance criteria may be designated as performance share awards.

          (a) Payment. Payment in respect of Phantom Shares may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment. Each Phantom Share granted under the Plan is payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Phantom Share, the Committee, at any time before complete termination of such Phantom Share, may accelerate the time or times at which such Phantom Share may be paid in whole or in part.

     3.8 Terms and Conditions of Restricted Stock Units. If permitted by the Committee, a Participant may defer the receipt of Stock from the exercise of an Option or defer the receipt of Stock from a Stock Award or other Stock Incentive. If a Participant defers receipt of such Stock, the Company's obligation to issue the shares of Stock will be reflected in a bookkeeping account in the form of Restricted Stock Units, with each unit representing the Company's obligation to issue one share of Stock, or the cash value thereof. All such deferrals shall be subject to such terms and conditions as the Committee may establish.

          (a) Payment. Payment in respect of Restricted Stock Units may be made by the Company in cash or shares of Stock (valued at Fair Market Value at the date payment is owed) as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or in the absence of such provision, as the Committee may determine.

          (b) Conditions to Payment. Each Restricted Stock Unit granted under the Plan is payable at such time or times or on the occurrence of such event or events, and in such amounts as the Committee may specify in the applicable Stock Incentive Agreement or Stock Incentive Program; provided, however, that subsequent to the grant of a Restricted Stock Unit, the Committee, at any time before complete termination of such Restricted Stock Unit, may accelerate the time or times at which the Restricted Stock Units may be paid in whole or in part.

     3.9 Treatment of Awards Upon Termination of Employment. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who has experienced a Termination of Employment may be cancelled, accelerated, paid or continued, as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment or such other factors as the Committee determines are relevant to its decision to continue the award.


                         SECTION 4 RESTRICTIONS ON STOCK

     4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Stock Incentive Agreement or Stock Incentive Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement or Stock Incentive Program providing for transfer of shares of Stock to the Custodian must appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement or Stock Incentive Program. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Stock Incentive Agreement or Stock Incentive Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must provide in the applicable Stock Incentive Agreement or Stock Incentive Program, to be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Stock Incentive Agreement or Stock Incentive Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

     4.2 Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement or Stock Incentive Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program, and the shares so transferred will continue to be bound by the Plan and the applicable Stock Incentive Agreement or Stock Incentive Program.


                          SECTION 5 GENERAL PROVISIONS

     5.1 Withholding. The Company must deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Stock Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Stock Award. A Participant may pay the withholding obligation in cash, or, if the applicable Stock Incentive Agreement or Stock Incentive Program provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by, or with respect to a Stock Award, tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

          (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

          (b) Any Withholding Election made will be irrevocable except on six months advance written notice delivered to the Company; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

     5.2 Changes in Capitalization; Merger; Liquidation.

          (a) The number of shares of Stock reserved for the grant of Options, Dividend Equivalent Rights, Performance Unit Awards, Phantom Shares, Stock Appreciation Rights and Stock Awards; the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, Dividend Equivalent Right, Phantom Share and Stock Appreciation Right and upon vesting or grant, as applicable, of each Stock Award; the Exercise Price of each outstanding Option and the specified number of shares of Stock to which each outstanding Dividend Equivalent Right, Phantom Share and Stock Appreciation Right pertains must be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

          (b) In the event of a merger, consolidation, reorganization, extraordinary dividend, spin-off, sale of substantially all of the Company's assets, other change in capital structure of the Company, tender offer for shares of Stock, or a change in control of the Company (as defined by the Committee in the applicable
               Stock Incentive Agreement) the Committee may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new awards, or the adjustment of outstanding awards, the acceleration of awards, the removal of restrictions on outstanding awards, or the termination of outstanding awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the award. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive, but except as set forth in this Section may not otherwise diminish the then value of the Stock Incentive.

          (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan must not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

     5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

     5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

     5.5 Right to Terminate Employment. Nothing in the Plan or in any Stock Incentive confers upon any Participant the right to continue as an employee or officer of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment or services at any time.

     5.6 Non-Alienation of Benefits. Other than as provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

     5.7 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     5.8 Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Stock Incentive so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

     5.9 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive may adversely affect the rights of the Participant under such Stock Incentive.

     5.10 Stockholder Approval. The Plan must be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Stock Incentive granted hereunder will be void.

     5.11 Choice of Law. The laws of the State of Maryland shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

     5.12 Effective Date of Plan. This Plan was approved by the Board of Directors as of ________________, 2004.

                                    OMEGA HEALTHCARE INVESTORS, INC.


                                    By:
                                       --------------------------------------

                                    Title:
                                          -----------------------------------

                        OMEGA HEALTHCARE INVESTORS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned hereby appoints Robert O. Stephenson and Thomas H. Peterson and each of them, as proxies, each with the power to appoint his substitute to represent and to vote as designated below, all the shares of common stock of Omega Healthcare Investors, Inc. ("Omega") held of record by the undersigned on April 26, 2004 at the Annual Meeting of Stockholders to be held on June 3, 2004 or any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no specification is made, this Proxy will be voted FOR:

     1.   The Election of Directors
          NOMINEES:
          Edward Lowenthal and Stephen D. Plavin

     2. The amendment to our Articles of Incorporation to increase the number of authorized shares of our preferred stock from 10,000,000 to 20,000,000 shares.

     3.   To approve the Omega Healthcare  Investors,  Inc. 2004 Stock Incentive
          Plan.

          In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                                SEE REVERSE SIDE

                           -- FOLD AND DETACH HERE --

[X] (Please mark your
    votes as in this
    example.)

     The Directors recommend a vote "FOR" Proposal 1.

                                                      FOR    AGAINST   ABSTAIN
     1.   The Election of Directors                  [  ]     [  ]      [  ]
          NOMINEES:
          Edward Lowenthal and Stephen D. Plavin

          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name here.)

     2.   To  consider  and vote  upon a  proposal
          to amend  our Articles of  Incorporation
          to  increase the  number  of  authorized
          shares  of  our  preferred   stock  from
          10,000,000 to 20,000,000 shares.           [  ]     [  ]      [  ]

     3.   To approve the Omega Healthcare Investors,
          Inc. 2004 Stock Incentive Plan.            [  ]     [  ]      [  ]
--------------------------------------------------------------------------------



NOTE: Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check the box if you plan to attend the Annual Meeting in person. [ ]


SIGNATURE(S)                                               DATE



NOTE:Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. This proxy will not be used if you attend the meeting in person and so request.

--------------------------------------------------------------------------------
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